UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 1, 2005

                          Cadence Resources Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                      Utah
                 (State or Other Jurisdiction of Incorporation)

        0-25170                                                 87-0306609
(Commission File Number)                                     (I.R.S. Employer
                                                          Identification Number)


                                 (231) 941-0073
              (Registrant's Telephone Number, Including Area Code)

         c/o Aurora Energy, Ltd.
  3760 North US 31 South, P. O. Box 961
         Traverse City, Michigan                                      49685-0961
 (Address of Principal Executive Offices)                             (Zip Code)


            6 East Rose Street, P.O. Box 2056, Walla Walla, WA 99362 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)      Departure of Directors.

         On October 28, 2005, Messrs. Jeffrey Christian, Glenn DeHekker and John
P. Ryan resigned as members of the Board of Directors of Cadence Resources Corporation (the "Company"). These resignations were tendered as contemplated by, and in anticipation of the closing under, the Agreement and Plan of Merger with Aurora Energy, Ltd.

Item 5.03  Amendment to By-Laws; Change in Fiscal Year.

         Amendment of By-Laws. On October 28, 2005, the Board of Directors of the Company adopted an amendment to the By-Laws of the Company. A copy of the Amended and Restated By-Laws of the Company, which include the amendments adopted on October 28, 2005, are attached to this Form 8-K as Exhibit 3.1. The amendments adopted on October 28, 2005 are as follows:

      o Deleting the provision of the By-Laws providing for cumulative voting in the election of directors of the Company.

      o Changing the number of members that shall constitute the entire Board of Directors of the Company to not less than three (3) nor more than ten (10); previously, the By-Laws provided that the number of members would not be less than three (3) nor more than nine (9).

      o Clarifying that vacancies created on the Board of Directors, whether such vacancies are created as a result of resignation or removal or from an increase in the size of the Board of Directors, may be filled by the members of the Board of Directors remaining in office, even though less than a quorum, or by the shareholders of the Company.

      o Clarifying that the size of the Board of Directors may be set by the Board of Directors or by amendment of the By-Laws.

      o Providing that notices to directors may be effected by means of e-mail, and that notice of directors meetings shall be given to directors not less than 24 hours prior to the meeting for any meeting the notice of which shall be given by telephone, telegraph or e-mail.

         Change of Fiscal Year. Also, on October 28, 2005, the Board of Directors of the Company adopted a resolution changing the fiscal year of the Company from September 30 to December 31, with the first such fiscal year to end December 31, 2005. The Company's annual report on Form 10-KSB for the fiscal year ending December 31, 2005 will be the report covering the transition period relating to the change in fiscal year.

Item 8.01         Other Events.

            On November 1, 2005, Cadence Resources Corporation issued a press release announcing the completion of its merger with Aurora Energy, Ltd. as of October 31, 2005. A copy of the press release is included as Exhibit 99.1 to this Form 8-K.


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

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

3.1               Amended and Restated By-laws for Cadence Resources Corporation

99.1              Press Release dated November 1, 2005 issued by Cadence
                  Resources Corporation.


                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 1, 2005.



                                 CADENCE RESOURCES CORPORATION

                                 /s/ William W. Deneau
                                 -----------------------------------------------
                                 By:     William W. Deneau
                                 Its:    President
Date: November 1, 2005


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